Filed pursuant to Rule 497(e)

Registration Nos. 333-264478; 811-23793

YieldMax Innovation Option Income Strategy ETF (OARK)

YieldMax KWEB Option Income Strategy ETF (KWBY)

YieldMax GDX Option Income Strategy ETF (GDXY)

YieldMax XBI Option Income Strategy ETF (XBIY)

YieldMax TLT Option Income Strategy ETF (YTLT)

listed on NYSE Arca, Inc.

January 18, 2024

Supplement to the Prospectus and Statement of Additional Information (SAI),

dated November 21, 2022, as supplemented

Effective on or about January 17, 2024, the name of the YieldMax GDX Option Income Strategy ETF (the “Fund”) will be changed to the YieldMax Gold Miners Option Income Strategy ETF.

Please retain this Supplement for future reference.